 COMMON SHARES                                                    COMMON SHARES
 NUMBER                                                           NUMBER
 [LOGO]                              [LOGO]                       [LOGO]

                           ADVANCED UROSCIENCE, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

                                            SEE REVERSE FOR CERTAIN DEFINITIONS
                                                     CUSIP 00756X 10 3
THIS CERTIFIES THAT

IS THE OWNER OF
          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

------------------------                                 -----------------------
------------------------    ADVANCED UROSCIENCE, INC.    -----------------------
------------------------                                 -----------------------

TRANSFERABLE  ON THE BOOKS OF THE CORPORATION  BY THE HOLDER HEREOF IN PERSON OR
BY  ATTORNEY  UPON  SURRENDER  OF  THIS  CERTIFICATE  PROPERLY  ENDORSED.   THIS
CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT-REGISTRAR.

      IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS.
DATED:


             SECRETARY                                       PRESIDENT



COUNTERSIGNED AND REGISTERED
NORWEST BANK, MINNESOTA, N.A.
MINNEAPOLIS MINNESOTA TRANSFER AGENT AND REGISTRAR

BY
                                             AUTHORIZED SIGNATURE

   The corporation will furnish to any shareholder, upon request and without charge, a full statement of the designations, preferences, limitations and relative rights of the shares of each class or series authorized to be issued, so far as they have been determined, and the authority of the board to determine the relative rights and preferences of subsequent classes or series.

       The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -- as tenants in common             UNIF GIFT MIN ACT--   _____________Custodian______________
TEN ENT  -- as tenants by the entireties                              (Cust)                 (Minor)
JT TEN   -- as joint tenants with right of                         under Uniform Transfers to Minors
            survivorship and not as                                Act______   ________________________
            tenants in common                                                          (State)
                                             UNIF TRF MIN ACT--    _____________Custodian (until age___)
                                                                      (Cust)
                                                                   _____________under Uniform Transfers
                                                                   to Minors Act_______________________
                                                                                        (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED_______ HEREBY SELL, ASSIGN AND TRANSFER UNTO

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE

------------------------------------

________________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

___________________________________________________________________  SHARES

OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY

IRREVOCABLY CONSTITUTE AND APPOINT ____________________________________________

ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION

WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED:                          _______________________________________________


                         NOTICE _______________________________________________

                                THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED


By _____________________________________